Exhibit 99.3

First Quarter 2005 Earnings Call

Cautionary Statement

Safe Harbor

This presentation contains forward-looking statements about the future operating results of Main Street Banks, Inc. (“Main Street”). These forward-looking statements involve risks and uncertainties. Factors that could cause Main Street’s actual results to differ materially from the forward-looking statements are set forth in Main Street’s reports filed with the SEC.

Agenda

Welcome and introduction of participants

Company overview

Recent developments at Main Street

Announcement of first quarter results

Presentation of first quarter financials

Factors impacting first quarter results

Why invest in Main Street

Questions and answers

Call Participants

Executive Position

Samuel B. Hay President and CEO

John T. Monroe EVP and Chief Credit Officer

Company Overview

Market leader in community banking in metro Atlanta

Atlanta MSA: 3X the US average population growth rate

Unique position: High operating performance in a strong growth market…filling a customer and market-demand void

23 banking centers in 18 of Atlanta’s most vibrant and fastest-growing communities

Assets of $2.3 billion

Company Overview

NASDAQ: MSBK

Share Price: $24.49*

52 Week Range: $35.48 to $24.38

Diluted Shares Outstanding: 21.9 Million

Market Capitalization: $522.0 Million

Average Daily Volume: 65,636**

Trailing 12-Month P/E : 16.32 Total Assets: $2.3 Billion

* As of April 18, 2005

** Last 90 days

Company Overview

Covering Analysts:

FIG Partners

FTN Midwest Research

Keefe, Bruyette and Woods

Raymond James

Sidoti and Company LLC

Stanford Group

SunTrust Robinson Humphrey

Recent Developments

Reduced 2005 EPS forecast to 5% to 8% growth over 2004 on March 7

Also lowered 1Q05 forecast to $0.36 to $0.38 per share

Reductions based on margin pressure, internal investment costs, increasing tax rate and FAS 123R

1Q05 also impacted by $0.02 per share non-cash charge for demolition of Conyers banking center

Experiencing strong interest in CFO position—search being led by Korn/Ferry International

Loan and deposit growth remains strong

Local market disruption providing client and banker recruiting opportunities

Recent Developments

Launched High Performance Checking program in April

Galleria Banking Center to be completed late 2005

Suwanee Banking Center to be completed mid-2006

Presented at Raymond James 26th Annual Institutional Investors Conference in Orlando in March

Presented at SunTrust Robinson Humphrey 34th Annual Institutional Conference in Atlanta in April

Attending FIG Partners CEO Forum in Atlanta in April

Presenting at Gulf South Bank Conference in New Orleans in May

Presenting at STRH Financial Services Unconference in May

First Quarter Performance

Net income of $8.2 million, up 7.9% from 2004

Diluted earnings per share of $0.38 versus $0.38 for 1Q04

Cash operating EPS of $0.38 versus $0.39 for 1Q04

Strong loan and transaction deposit growth

Net interest margin declined 5 bp from 4Q04

Loan losses and NPAs higher than company standards

Fee income growth led by insurance and SBA lending

Non-interest expenses down slightly from 1Q04

Consensus EPS Estimates

Quarter End Consensus EPS High Low # of Estimates

Mar-05 $0.38 $0.38 $0.36 7

Year End Consensus EPS High Low # of Estimates

Dec-05 $1.65 $1.66 $1.62 7 Dec-06 $1.88 $1.90 $1.82 7

Net Income ($Millions) $9.0 $8.0 $7.0 $6.0 $5.0 $4.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Net Income $8.20 $7.60 $0.60 8%

Operating Income $8.30 $7.70 $0.60 8%

PER SHARE DATA

Diluted $0.38 $0.38 $- 0%

Operating diluted $0.38 $0.39 $(0.01) -3%

Loans Outstanding ($Millions) $1,800.0 $1,700.0 $1,600.0 $1,500.0 $1,400.0 $1,300.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Loans Outstanding $1,743.6 $1,511.4 $232.2 15%

Deposits ($Millions) $1,800.0 $1,700.0 $1,600.0 $1,500.0 $1,400.0 $1,300.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Main Street Banks, Inc.

Low Cost Core $958.6 $794.7 $163.90 21%

Time Deposits 787.8 736.3 51.50 7%

Total Deposits $1,746.4 1,531.0 215.40 14%

Net Interest Income ($Millions) $23.0 $21.0 $19.0 $17.0 $15.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Net Interest Income $21.6 $19.9 $1.7 8%

Net Interest Margin 4.18% 4.58% -0.40% -9%

Credit Quality

First Quarter 2004 Second Quarter 2004 Third Quarter 2004 Fourth Quarter 2004 First Quarter 2005

Net annualized charge-offs as a % of average loans 0.15% 0.09% 0.11% 0.48% 0.56%

Non-performing assets as a % of total assets, period-end 0.35% 0.41% 0.26% 0.62% 0.90%

Reserve for possible loan losses as a % of loans, period-end 1.47% 1.45% 1.47% 1.48% 1.43%

Non-interest Income ($Millions)* $9.0 $8.0 $7.0 $6.0 $5.0 $4.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Non-Interest Income* $8.4 $7.8 $0.6 8%

Insurance Agency Commissions $3.2 $2.8 $0.4 14%

Mortgage Banking Income $0.7 $0.9 $(0.2) -22%

Income from SBA Lending $0.8 $0.5 $0.3 60%

*Excludes $525,000 write-off of branch facility

Operating Expense ($Millions) $16.5 $16.2 $15.9 $15.6 $15.3 $15.0

1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005

First Qtr. 2005 First Qtr. 2004 $ Change % Change

Operating Expenses $15.5 $15.6 $(0.1) -1%

Total Personnel Expense $9.5 $9.6 $(0.1) -1%

Occupancy $2.1 $1.9 $0.2 11%

All Other Expenses $3.9 $4.1 $(0.2) -5%

Performance Objectives

Cash ROTA of 1.60% and cash ROTE of 18.0%

Annual diluted EPS growth of 12% to 15%

Dividend payout of 30% to 35%

Fee income ratio of 30% by 2005

Maintain superior asset quality

Top quartile peer performance

Guiding Strategies

Build on position as Atlanta’s leader in community banking

Generate 80% of growth internally

Limit acquisitions to 20% of growth

Preserve informal and entrepreneurial culture

Ensure decentralized structure at point of sale

Maintain strong centralized credit and risk controls

Transform lending success to checking account growth

Constantly measure and manage service quality

Specific Initiatives for 2005

Continue double digit loan growth

Grow checking deposits at rapid double digit rate

Price business versus internal needs and not “across the street” index to stabilize margin

Raise sales incentives on checking deposits

Continue consumer High Performance Checking program

Launch business portion of High Performance Checking

Maintain FTEs and expenses flat for the year

Reduce NPAs throughout the year to normal standard of 0.50% of assets or less

Reduce loan losses to normal standard of 25 bp

Sales and Marketing

Continued strong double digit balance sheet growth

Loans up 15.4% year to year

Low cost core deposits grew 20.6% year to year

Galleria and Suwanee Banking Centers currently under construction

Initiated consumer High Performance Checking account acquisition program with positive initial results

Account openings up 2.8 times normal openings since inception

Initiated mail marketing program with 150,000 pieces mailed to existing and prospective clients every six weeks

Streamlined deposit products and introduced Absolutely Free Checking* and six additional interest bearing accounts

Fee Income

Noninterest income up 8% excluding branch write-off

SBA revenue up 60% year to year

Ranked first in GA in SBA dollar volume October – February

Grew insurance revenues 14.3% internally over 1Q04

Payroll Solutions on plan for number of clients in first quarter

Investment brokerage revenue up 27% year to year

Mortgage revenue down 22% due to rising rates and declining refinance market

M&A Activity

Interested in bank deals with strategic fit

Not actively pursuing deals

Continuing to build on internal growth success

Seeking insurance agencies within footprint

Pursuing purchases of insurance books of business

Profit Improvement

Internal consulting staff continuing to identify revenue and efficiency opportunities

Holding FTEs constant with 2004 levels

Reduced total noninterest expense 1% from 1Q04

Lowered efficiency ratio from 56.1% to 52.5% since 1Q04

Leveraging past investment in people, process and system infrastructure

Improving unit and organizational profitability measurement

Staffing and Support Functions

2005 client surveys and mystery shopping to begin 2Q05 in conjunction with new checking program

Cited material weakness in internal controls due to staffing in 10-K

Made significant progress in building foundation for Section 404

Added four new sales professionals in 1Q05

Added one professional to Risk Management—Loan Review area in 1Q05

Market disruption continuing to provide recruiting and business development opportunities

Replacing treasury and cash management system and products

Asset Quality

Annualized net charge-offs of 56 bp in 1Q05

NPAs to Assets 90 bp at quarter end

Majority of increase in losses in 4Q04 and 1Q05 from previously announced loans made outside policy

9% of NPAs SBA guaranteed

Larger NPAs well-secured or previously reserved

11% of NPAs now performing since quarter end

Asset Quality (cont’d)

Expecting losses and NPAs to trend down throughout 2005

Criticized asset trend is downward and indicator of future improvement

Added two loan review auditors to improve early problem identification

Completing implementation of construction lending software

98% of portfolio is collateralized and principal guaranteed

No shared national credits

Largest credit is less than 1% of portfolio

Business Pipeline

Foresee continued double digit loan and deposit growth

Lending to stable commercial and residential RE sectors

Maintaining mix of owner-occupied credits

Transforming lending success into deposit gathering momentum

High expectations for new checking program

Mandating compensating balances on loan relationships

Focusing on fee income growth in revenue and net contribution

Why Invest in Main Street?

High performance combined with strong growth

Vibrant, fastest-growing segments of dynamic Atlanta market

Increased market disruption and consolidation in Atlanta

Internal consolidation and infrastructure complete

Filling a competitive market void

Significant internal growth due to entrepreneurial culture, recruiting success and maturing sales force

Experienced management team from large organizations

Limited, disciplined acquisition strategy

First Quarter 2005 Earnings Call